UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): February 14, 2019
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TransUnion

(Exact name of registrant as specified in its charter)
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Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street, Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 985-2000

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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

⃞	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

⃞	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Item 2.02 Results of Operations and Financial Condition
On February 14, 2019, TransUnion (the "Company") issued a press release announcing results for the quarter ended December 31, 2018. A copy of the press release is attached and furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A reconciliation of the revenue and operating loss of Callcredit Information Group, Ltd. for the twelve months ended December 31, 2018, as reflected in Note 2 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018, to the non-GAAP measures of Adjusted Revenue and Adjusted EBITDA, respectively, is attached and furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

As discussed in the press release and in our Annual Report on Form 10-K for the year ended December 31, 2018, our disclosures around the disaggregation of our revenue and the measure of segment profit have been recast for all periods presented. A schedule that shows this new basis of accounting for each quarter of 2018 and for the full years of 2016, 2017 and 2018 is attached and furnished herewith as Exhibit 99.3 and is incorporated by reference.

The information furnished pursuant to this Item 2.02, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Press release of TransUnion dated February 14, 2019, announcing results for the quarter ended December 31, 2018.
Exhibit 99.2
Reconciliation of Callcredit revenue to Adjusted Revenue for the year ended December 31, 2018, reconciliation of Callcredit operating loss to Adjusted EBITDA for the year ended December 31, 2017 and 2018, reconciliation of the combined pro forma revenue to pro forma Adjusted Revenue for the years ended ended December 31, 2017 and 2018, and reconciliation of pro forma net income from continuing operations to pro forma Adjusted EBITDA for the years ended December 31, 2017 and 2018.

Exhibit 99.3
Schedule of Revenue, Adjusted Revenue, and Adjusted EBITDA by Segment; Growth rates for Revenue, Adjusted Revenue, and Adjusted EBITDA by Segment as Reported, Inorganic, Organic, and Organic CC; for the years ending December 31, 2018, 2017, and 2016; and quarters ending March 31, 2018, June 30, 2018, September 30, 2018, and December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION

Date: February 14, 2019
By:     /s/ Mick Forde
Name:    Mick Forde
Title:    Senior Vice President